Exhibit 99.1

Adjusted Earnings (Non-GAAP) Financial Information

Adjusted Earnings represents income from continuing operations, excluding the effects of the following items from the Company’s GAAP financial results, including the related income tax effects:

Amortization of acquisition-related intangibles - Amortization expense of acquired intangible assets purchased in connection with acquisitions by the Company.

Acquisition expenses and related adjustments - Transaction and integration expenses that are directly related to acquisitions by the Company. Examples include transaction closing costs, professional service fees, restructuring or severance charges, retention payments, employee relocation expenses, facility or other exit-related expenses, recoveries of acquisition-related expenses or post-closing expenses, bridge loan fees, and gains or losses on business combinations.

Litigation reserve adjustments - Adjustments to the Company’s reserves, including accrued interest, for estimated probable losses for its Average Wholesale Price and Securities Litigation matters, as such terms were defined in the Company’s Annual Reports on Form 10-K for the fiscal years ended March 31, 2014 and 2009.

LIFO-related adjustments - Last-In-First-Out (“LIFO”) inventory related adjustments.

Income taxes on Adjusted Earnings are calculated in accordance with Accounting Standards Codification 740, “Income Taxes,” which is the same accounting principle used by the Company when presenting its GAAP financial results.

The Company believes the presentation of non-GAAP measures such as Adjusted Earnings provides useful supplemental information to investors with regard to its core operating performance, as well as assists with the comparison of its past financial performance to the Company’s future financial results. Moreover, the Company believes that the presentation of Adjusted Earnings assists investors’ ability to compare its financial results to those of other companies in the same industry. However, the Company’s Adjusted Earnings measure may be defined and calculated differently by other companies in the same industry.

The Company internally uses non-GAAP financial measures such as Adjusted Earnings in connection with its own financial planning and reporting processes. Specifically, Adjusted Earnings serves as one of the measures management utilizes when allocating resources, deploying capital and assessing business performance and employee incentive compensation. Nonetheless, non-GAAP financial results and related measures disclosed by the Company should not be considered a substitute for, nor superior to, financial results and measures as determined or calculated in accordance with GAAP.

The Company is providing investors the following updated Presentation of Adjusted Earnings (Non-GAAP) as posted to the Company’s website on November 10, 2014:

Exhibit I: provides a reconciliation of Adjusted Earnings per share (Non-GAAP) recast to reflect the reclassifications of the workforce business within our International Technology business from discontinue operations to continue operations, for the fiscal years ended March 31, 2008 through March 31, 2013;

Exhibit II: provides a reconciliation of certain line items from the Company’s GAAP Condensed Consolidated Statements of Operations to Adjusted Earnings (Non-GAAP) for the fiscal years ended March 31, 2008 through March 31, 2013; and,

Exhibit III: provides a reconciliation of the Company’s GAAP segment financial results to Adjusted Earnings (Non-GAAP) for the fiscal years ended March 31, 2008 through March 31, 2013.

Exhibit I

McKESSON CORPORATION

RECONCILIATION OF RECAST ADJUSTED EARNINGS PER SHARE (ADJUSTED EPS, NON-GAAP)

FOR FISCAL 2008 - 2013

(unaudited)

The following are Fiscal 2008 - 2013 Adjusted Earnings Per Share (Non-GAAP), recast to reflect the reclassifications of the workforce business within our International Technology business from discontinued operations to continuing operations:

	Years Ended
	March 31, 2008	March 31, 2009	March 31, 2010	March 31, 2011	March 31, 2012	March 31, 2013
Adjusted EPS, as previously reported	$3.41	$4.23	$4.65	$5.13	$6.28	$6.38
Adjustments due to the reclassifications of the workforce business from discontinued operations to continuing operations	0.04	0.04	0.05	0.06	0.07	0.07

Adjusted EPS, as recast	$3.45	$4.27	$4.70	$5.19	$6.35	$6.45

Certain computations may reflect rounding adjustments.

Exhibit II

McKESSON CORPORATION

RECONCILIATION OF GAAP OPERATING RESULTS TO ADJUSTED EARNINGS (NON-GAAP)

FOR FISCAL 2008 - 2013

(unaudited)

(in millions, except per share amounts)

The following are Fiscal 2008 - 2013 Adjusted Earnings (Non-GAAP), recast to reflect the reclassifications of the workforce business within our International Technology business from discontinued operations to continuing operations:

	Year Ended March 31, 2013
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non- GAAP)
Revenues	$122,196	$—	$—	$—	$—	$122,196

Gross profit	$6,881	$13	$—	$—	$13	$6,907
Operating expenses	(4,534)	196	(10)	72	—	(4,276)
Other income, net	34	—	—	—	—	34
Impairment of equity investment	(191)	—	—	—	—	(191)
Interest expense	(240)	—	11	—	—	(229)

Income from continuing operations before income taxes	1,950	209	1	72	13	2,245
Income tax expense	(587)	(76)	(6)	(27)	(5)	(701)

Income from continuing operations after tax	1,363	133	(5)	45	8	1,544
Income from continuing operations, net of tax, attributable to noncontrolling interests	—	—	—	—	—	—

Income from continuing operations, net of tax, attributable to McKesson Corporation	$1,363	$133	$(5)	$45	$8	$1,544

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$5.69	$0.56	$(0.02)	$0.19	$0.03	$6.45

Diluted weighted average common shares	239	239	239	239	239	239

	Year Ended March 31, 2012
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non- GAAP)
Revenues	$122,453	$—	$—	$—	$—	$122,453

Gross profit	$6,435	$17	$—	$—	$11	$6,463
Operating expenses	(4,289)	167	26	149	—	(3,947)
Other income, net	20	—	—	—	—	20
Impairment of equity investment	—	—	—	—	—	—
Interest expense	(251)	—	—	—	—	(251)

Income from continuing operations before income taxes	1,915	184	26	149	11	2,285
Income tax expense	(521)	(71)	(10)	(89)	(4)	(695)

Income from continuing operations after tax	1,394	113	16	60	7	1,590
Income from continuing operations, net of tax, attributable to noncontrolling interests	—	—	—	—	—	—

Income from continuing operations, net of tax, attributable to McKesson Corporation	$1,394	$113	$16	$60	$7	$1,590

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$5.56	$0.45	$0.07	$0.24	$0.03	$6.35

Diluted weighted average common shares	251	251	251	251	251	251

(a)	Certain computations may reflect rounding adjustments.

Exhibit II

	Year Ended March 31, 2011
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO- Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$111,804	$—	$—	$—	$—	$111,804

Gross profit	$5,828	$16	$—	$—	$3	$5,847
Operating expenses	(4,041)	115	43	213	—	(3,670)
Other income, net	35	—	(16)	—	—	19
Impairment of equity investment	—	—	—	—	—	—
Interest expense	(222)	—	25	—	—	(197)

Income from continuing operations before income taxes	1,600	131	52	213	3	1,999
Income tax expense	(503)	(51)	(16)	(64)	(1)	(635)

Income from continuing operations after tax	1,097	80	36	149	2	1,364
Income from continuing operations, net of tax, attributable to noncontrolling interests	—	—	—	—	—	—

Income from continuing operations, net of tax, attributable to McKesson Corporation	$1,097	$80	$36	$149	$2	$1,364

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$4.17	$0.30	$0.14	$0.57	$0.01	$5.19

Diluted weighted average common shares	263	263	263	263	263	263

	Year Ended March 31, 2010
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO- Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$108,425	$—	$—	$—	$—	$108,425

Gross profit	$5,527	$21	$—	$—	$8	$5,556
Operating expenses	(3,558)	97	—	(20)	—	(3,481)
Other income, net	43	—	—	—	—	43
Impairment of equity investment	—	—	—	—	—	—
Interest expense	(187)	—	—	—	—	(187)

Income from continuing operations before income taxes	1,825	118	—	(20)	8	1,931
Income tax expense	(605)	(46)		8	(3)	(646)

Income from continuing operations after tax	1,220	72	—	(12)	5	1,285
Income from continuing operations, net of tax, attributable to noncontrolling interests	—	—	—	—	—	—

Income from continuing operations, net of tax, attributable to McKesson Corporation	$1,220	$72	$—	$(12)	$5	$1,285

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$4.46	$0.26	$—	$(0.04)	$0.02	$4.70

Diluted weighted average common shares	273	273	—	273	273	273

(a)	Certain computations may reflect rounding adjustments.

Exhibit II

	Year Ended March 31, 2009
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$106,376	$—	$—	$—	$—	$106,376

Gross profit	$5,251	$29	$—	$—	$8	$5,288
Operating expenses	(4,080)	97	—	493	—	(3,490)
Other income, net	74	—	—	—	—	74
Impairment of equity investment	(63)	—	—	—	—	(63)
Interest expense	(144)	—	—	—	—	(144)

Income from continuing operations before income taxes	1,038	126	—	493	8	1,665
Income tax expense	(240)	(49)		(182)	(3)	(474)

Income from continuing operations after tax	798	77	—	311	5	1,191
Income from continuing operations, net of tax, attributable to noncontrolling interests	—	—	—	—	—	—

Income from continuing operations, net of tax, attributable to McKesson Corporation	$798	$77	$—	$311	$5	$1,191

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$2.86	$0.28	$—	$1.11	$0.02	$4.27

Diluted weighted average common shares	279	279	—	279	279	279

	Year Ended March 31, 2008
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	LIFO-Related Adjustments	Adjusted Earnings (Non-GAAP)
Revenues	$101,454	$—	$—	$—	$—	$101,454

Gross profit	$4,888	$27	$—	$—	$(14)	$4,901
Operating expenses	(3,427)	78	4	(5)	—	(3,350)
Other income, net	119	—	—	—	—	119
Impairment of equity investment	—	—	—	—	—	—
Interest expense	(142)	—	—	—	—	(142)

Income from continuing operations before income taxes	1,438	105	4	(5)	(14)	1,528
Income tax expense	(466)	(40)	(2)	2	5	(501)

Income from continuing operations after tax	972	65	2	(3)	(9)	1,027
Income from continuing operations, net of tax, attributable to noncontrolling interests	—	—	—	—	—	—

Income from continuing operations, net of tax, attributable to McKesson Corporation	$972	$65	$2	$(3)	$(9)	$1,027

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$3.26	$0.22	$0.01	$(0.01)	$(0.03)	$3.45

Diluted weighted average common shares	298	298	298	298	298	298

(a)	Certain computations may reflect rounding adjustments.

Exhibit III

McKESSON CORPORATION

RECONCILIATION OF GAAP SEGMENT FINANCIAL RESULTS TO ADJUSTED EARNINGS (NON-GAAP)

FOR FISCAL 2008 - 2013

(unaudited)

(in millions)

The following are Fiscal 2008 - 2013 Adjusted Earnings (Non-GAAP), recast to reflect the reclassifications of the workforce business within our International Technology business from discontinued operations to continuing operations:

	Year Ended March 31, 2013				Year Ended March 31, 2012				Year Ended March 31, 2011
	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total
As Reported (GAAP):
Revenues	$119,046	$3,150	$—	$122,196	$119,424	$3,029	$—	$122,453	$108,889	$2,915	$—	$111,804
Gross profit	$5,435	$1,446	$—	$6,881	$5,057	$1,378	$—	$6,435	$4,565	$1,263	$—	$5,828
Operating expenses	(3,068)	(1,120)	(346)	(4,534)	(2,854)	(1,022)	(413)	(4,289)	(2,673)	(1,000)	(368)	(4,041)
Other income, net	19	4	11	34	16	4	—	20	5	3	27	35
Impairment of equity investment	(191)	—	—	(191)	—	—	—	—	—	—	—	—

Income from continuing operations before interest expense and income taxes	2,195	330	(335)	2,190	2,219	360	(413)	2,166	1,897	266	(341)	1,822
Interest expense	—	—	(240)	(240)	—	—	(251)	(251)	(1)	—	(221)	(222)

Income from continuing operations before income taxes	$2,195	$330	$(575)	$1,950	$2,219	$360	$(664)	$1,915	$1,896	$266	$(562)	$1,600

Gross profit margin	4.57%	45.90%	—	5.63%	4.23%	45.49%	—	5.26%	4.19%	43.33%	—	5.21%
Operating expenses as a % of revenues	2.58%	35.56%	—	3.71%	2.39%	33.74%	—	3.50%	2.45%	34.31%	—	3.61%
Operating pre-tax profit as a % of revenues	1.84%	10.48%	—	1.79%	1.86%	11.89%	—	1.77%	1.74%	9.13%	—	1.63%

Pre-Tax Adjustments:
Gross profit	$2	$11	$—	$13	$1	$16	$—	$17	$—	$16	$—	$16
Operating expenses	146	49	1	196	120	47	—	167	70	45	—	115

Amortization of acquisition-related intangibles	148	60	1	209	121	63	—	184	70	61	—	131
Gross profit	—	—	—	—	—	—	—	—	—	—	—	—
Operating expenses	47	7	(64)	(10)	24	1	1	26	41	—	2	43
Other income, net	—	—	—	—	—	—	—	—	—	—	(16)	(16)
Interest expense	—	—	11	11	—	—	—	—	—	—	25	25

Acquisition expenses and related adjustments	47	7	(53)	1	24	1	1	26	41	—	11	52
Operating expenses - Litigation reserve adjustments	72	—	—	72	149	—	—	149	213	—	—	213
Gross profit - LIFO-related adjustments	13	—	—	13	11	—	—	11	3	—	—	3

Total pre-tax adjustments	$280	$67	$(52)	$295	$305	$64	$1	$370	$327	$61	$11	$399

Adjusted Earnings (Non-GAAP):
Revenues	$119,046	$3,150	$—	$122,196	$119,424	$3,029	$—	$122,453	$108,889	$2,915	$—	$111,804
Gross profit	$5,450	$1,457	$—	$6,907	$5,069	$1,394	$—	$6,463	$4,568	$1,279	$—	$5,847
Operating expenses	(2,803)	(1,064)	(409)	(4,276)	(2,561)	(974)	(412)	(3,947)	(2,349)	(955)	(366)	(3,670)
Other income, net	19	4	11	34	16	4	—	20	5	3	11	19
Impairment of equity investment	(191)	—	—	(191)	—	—	—	—	—	—	—	—

Income from continuing operations before interest expense and income taxes	2,475	397	(398)	2,474	2,524	424	(412)	2,536	2,224	327	(355)	2,196
Interest expense	—	—	(229)	(229)	—	—	(251)	(251)	(1)	—	(196)	(197)

Income from continuing operations before income taxes	$2,475	$397	$(627)	$2,245	$2,524	$424	$(663)	$2,285	$2,223	$327	$(551)	$1,999

Gross profit margin	4.58%	46.25%	—	5.65%	4.24%	46.02%	—	5.28%	4.20%	43.88%	—	5.23%
Operating expenses as a % of revenues	2.35%	33.78%	—	3.50%	2.14%	32.16%	—	3.22%	2.16%	32.76%	—	3.28%
Operating pre-tax profit as a % of revenues	2.08%	12.60%	—	2.02%	2.11%	14.00%	—	2.07%	2.04%	11.22%	—	1.96%

Exhibit III

	Year Ended March 31, 2010				Year Ended March 31, 2009				Year Ended March 31, 2008
	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total
As Reported (GAAP):
Revenues	$105,578	$2,847	$—	$108,425	$103,568	$2,808	$—	$106,376	$98,719	$2,735	$—	$101,454
Gross profit	$4,219	$1,308	$—	$5,527	$3,955	$1,296	$—	$5,251	$3,586	$1,302	$—	$4,888
Operating expenses	(2,260)	(967)	(331)	(3,558)	(2,777)	(994)	(309)	(4,080)	(2,138)	(1,011)	(278)	(3,427)
Other income (expense), net	29	5	9	43	43	6	25	74	35	9	75	119
Impairment of equity investment	—	—	—	—	(63)	—	—	(63)	—	—	—	—

Income from continuing operations before interest expense and income taxes	1,988	346	(322)	2,012	1,158	308	(284)	1,182	1,483	300	(203)	1,580
Interest expense	(2)	(2)	(183)	(187)	2	(4)	(142)	(144)	4	(4)	(142)	(142)

Income from continuing operations before income taxes	$1,986	$344	$(505)	$1,825	$1,160	$304	$(426)	$1,038	$1,487	$296	$(345)	$1,438

Gross profit margin	4.00%	45.94%	—	5.10%	3.82%	46.15%	—	4.94%	3.63%	47.61%	—	4.82%
Operating expenses as a % of revenues	2.14%	33.97%	—	3.28%	2.68%	35.40%	—	3.84%	2.17%	36.97%	—	3.38%
Operating pre-tax profit as a % of revenues	1.88%	12.15%	—	1.86%	1.12%	10.97%	—	1.11%	1.50%	10.97%	—	1.56%
Pre-Tax Adjustments:
Gross profit	$1	$20	$—	$21	$1	$28	$—	$29	$1	$26	$—	$27
Operating expenses	50	47	—	97	50	47	—	97	28	50	—	78

Amortization of acquisition-related intangibles	51	67	—	118	51	75	—	126	29	76	—	105
Gross profit	—	—	—	—	—	—	—	—	—	—	—	—
Operating expenses	—	—	—	—	—	—	—	—	4	—	—	4
Other income, net	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—

Acquisition expenses and related adjustments	—	—	—	—	—	—	—	—	4	—	—	4
Operating expenses - Litigation reserve adjustments	—	—	(20)	(20)	493	—	—	493	—	—	(5)	(5)
Gross profit - LIFO-related adjustments	8	—	—	8	8	—	—	8	(14)	—	—	(14)

Total pre-tax adjustments	$59	$67	$(20)	$106	$552	$75	$—	$627	$19	$76	$(5)	$90

Adjusted Earnings (Non-GAAP):
Revenues	$105,578	$2,847	$—	$108,425	$103,568	$2,808	$—	$106,376	$98,719	$2,735	$—	$101,454
Gross profit	$4,228	$1,328	$—	$5,556	$3,964	$1,324	$—	$5,288	$3,573	$1,328	$—	$4,901
Operating expenses	(2,210)	(920)	(351)	(3,481)	(2,234)	(947)	(309)	(3,490)	(2,106)	(961)	(283)	(3,350)
Other income, net	29	5	9	43	43	6	25	74	35	9	75	119
Impairment of equity investment	—	—	—	—	(63)	—	—	(63)	—	—	—	—

Income from continuing operations before interest expense and income taxes	2,047	413	(342)	2,118	1,710	383	(284)	1,809	1,502	376	(208)	1,670
Interest expense	(2)	(2)	(183)	(187)	2	(4)	(142)	(144)	4	(4)	(142)	(142)

Income from continuing operations before income taxes	$2,045	$411	$(525)	$1,931	$1,712	$379	$(426)	$1,665	$1,506	$372	$(350)	$1,528

Gross profit margin	4.00%	46.65%	—	5.12%	3.83%	47.15%	—	4.97%	3.62%	48.56%	—	4.83%
Operating expenses as a % of revenues	2.09%	32.31%	—	3.21%	2.16%	33.73%	—	3.28%	2.13%	35.14%	—	3.30%
Operating pre-tax profit as a % of revenues	1.94%	14.51%	—	1.95%	1.65%	13.64%	—	1.70%	1.52%	13.75%	—	1.65%